UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Edgewood Growth Fund

Semi-Annual Report	April 30, 2014

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

i

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

Dear Shareholders:

Your Fund’s performance was +8.28% (Institutional Shares) and +8.27% (Retail Shares) for the six months ended April 30, 2014. The performance of the S&P 500 Growth Index was +7.86% and the S&P 500 Index was +8.36% in the same period of time. Looking at the trailing twelve months, the Fund appreciated by +24.14% (Institutional Shares) and +24.22% (Retail Shares). In the same trailing twelve month period, the S&P 500 Growth Index grew by +21.00% and the S&P 500 Index appreciated by +20.44%.

Over the last six months the top five portfolio contributors were Allergan Inc., Illumina Inc., Gilead Sciences Inc., Apple Inc. and Google Inc. (Class A Shares). Allergan has had strong gains due to an improved internal growth outlook and a takeover bid by Valeant Pharmaceuticals. Illumina continues to exceed our expectations in terms of new products and, consequently, sales and earnings growth. Gilead has introduced a new Hepatitis C drug named Sovaldi which is exceeding even our own optimistic projections. Apple has increasingly been returning cash to shareholders while also improving its gross margin. Finally, Google continues to be a very well positioned technology company, and we think mobile commerce will be a big driver for the company going forward.

The top portfolio detractors over the past six months were Amazon.com Inc., Stratasys Ltd., Alliance Data Systems Corp., Ecolab Inc. and Celgene Corp. Amazon suffered from marginally slowing sales growth coupled with increased market concerns about its profitability level. We think the concerns are overdone, and we have been adding to its position in the portfolio recently. Stratasys shares got caught up in the growth stock sell-off of March and April, and we have been adding to its position on weakness. We think 3D printing technology will be increasingly used commercially over the next five years, and we believe Stratasys is the industry leader. Alliance Data Systems also became slightly involved in the growth stock sell-off, but we believe the underlying business remains resilient. This is another position we have been building up. Ecolab is one of the better businesses our clients own and the stock, which has been a very good holding, has just taken a bit of a breather. Finally, Celgene is digesting its tremendous gains of the last few years, and its fundamentals remain outstanding.

We think the macro environment remains very favorable to owning stocks and are especially confident about the shares of companies able to grow their earnings per share at an above market rate. Based on the Edgewood

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

investment team’s internal research and proprietary valuation model, we remain cautiously optimistic the companies in the Fund can grow earnings per share at approximately 15-20% per year over the next five years, assuming a 2-3% US GDP growth rate. We remain hopeful that rapidly growing earnings will continue to drive portfolio performance.

Sincerely,

Edgewood Management LLC

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Indices

The S&P 500 Growth Index is a market capitalization weighted index consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “S&P 500” is one of the most widely used benchmarks of U.S. equity performance.

Mutual fund investing involves risk, including loss of principal. The Edgewood Growth Fund is a non diversified fund.

Performance through April 30, 2014

Fund	Ticker	Three Months	One Year	Three Years*	Five Years*	Since Inception*
Edgewood Growth Fund, Institutional Shares	EGFIX	0.27%	24.14%	15.64%	16.78%	8.35%
Edgewood Growth Fund, Retail Shares	EGFFX	0.16%	24.22%	15.52%	16.72%	8.07%

*	Annualized

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance current to the most

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

recent month end, please call 800-791-4226. Expense ratios are: Institutional class 1.00% (net); 1.11% (gross); Retail class 1.41% (net); 1.53% (gross) as of the prospectus dated March 1, 2014. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2015. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2015. The Inception date of the Fund is February 28, 2006.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

SECTOR WEIGHTINGS†:

†Percentages	are based on total investments

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.6%
	Shares	Value
BUSINESS SERVICES — 22.0%
Alliance Data Systems Corp.*	544,453	$131,703,181
Cognizant Technology Solutions Corp., Cl A*	3,381,470	161,989,320
Equinix Inc.*	489,167	91,870,454
IHS Inc., Cl A*	1,170,677	141,218,767
Visa Inc., Cl A	863,650	174,984,126

		701,765,848

CONSUMER DISCRETIONARY — 8.8%
Amazon.com Inc.*	382,058	116,195,300
Viacom Inc., Cl B	1,917,149	162,919,322

		279,114,622

ENERGY — 3.1%
FMC Technologies Inc.*	1,763,646	99,998,728

FINANCIALS — 9.4%
Charles Schwab Corp.	5,530,236	146,827,766
T Rowe Price Group Inc.	1,848,725	151,835,784

		298,663,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — 26.9%
Allergan Inc.	1,035,300	$171,694,152
Celgene Corp.*	1,405,627	206,641,226
Gilead Sciences Inc.*	3,054,233	239,726,748
Illumina Inc.*	1,070,512	145,429,055
Intuitive Surgical Inc.*	260,816	94,337,147

		857,828,328

INDUSTRIAL — 2.8%
Precision Castparts Corp.	354,603	89,746,473

INFORMATION TECHNOLOGY —12.8%
Apple Inc.	225,490	133,059,394
Google Inc., Cl A*	182,367	97,544,461
Google Inc., Cl C*	182,367	96,045,404
Stratasys Ltd.*	852,779	82,608,702

		409,257,961

MATERIALS — 2.9%
Ecolab Inc.	880,302	92,114,801

TELECOMMUNICATION SERVICES — 5.1%
American Tower Corp. REIT, Cl A	1,946,901	162,605,172

WIRELESS — 3.8%
Qualcomm Inc.	1,529,004	120,347,905

TOTAL COMMON STOCK (Cost $2,131,106,459)		3,111,443,388

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

SHORT-TERM INVESTMENT — 2.9%

	Shares	Value
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, Cl I, 0.010%(A) (Cost $93,496,510)	93,496,510	$93,496,510

TOTAL INVESTMENTS — 100.5% (Cost $2,224,602,969)†		$3,204,939,898

Percentages are based on Net Assets of $3,189,462,054.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of April 30, 2014.

Cl	— Class

REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
APRIL 30, 2014
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $2,224,602,969)	$3,204,939,898
Receivable for Investment Securities Sold	14,655,523
Receivable for Capital Shares Sold	7,847,606
Dividends Receivable	660
Prepaid Expenses	92,878

Total Assets	3,227,536,565

Liabilities:
Payable for Investment Securities Purchased	33,560,137
Payable due to Adviser	2,315,560
Payable for Capital Shares Redeemed	1,832,445
Payable due to Administrator	156,874
Distribution Fees Payable (Retail Shares)	35,298
Payable due to Shareholder Servicing Agent (Retail Shares)	31,555
Chief Compliance Officer Fees Payable	2,784
Payable due to Trustees	2,104
Other Accrued Expenses	137,754

Total Liabilities	38,074,511

Net Assets	$3,189,462,054

Net Assets Consist of:
Paid-in Capital	$2,126,831,781
Accumulated Net Investment Loss	(8,133,942)
Accumulated Net Realized Gain on Investments	90,427,286
Net Unrealized Appreciation on Investments	980,336,929

$3,189,462,054

Net Asset Value, Offering and Redemption Price Per Share — Institutional Shares ($3,005,253,799 ÷ 161,045,173 shares)	$18.66

Net Asset Value, Offering and Redemption Price Per Share — Retail Shares ($184,208,255 ÷ 10,064,653 shares)	$18.30

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD GROWTH FUND
FOR THE SIX MONTHS ENDED
APRIL 30, 2014
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$11,866,671

Total Investment Income	11,866,671

Expenses
Investment Advisory Fees	14,321,739
Administration Fees	926,552
Distribution Fees (Retail Shares)	219,833
Shareholder Servicing Fees (Retail Shares)	87,933
Trustees’ Fees	5,574
Chief Compliance Officer Fees	4,494
Transfer Agent Fees	265,330
Registration Fees	54,195
Custodian Fees	51,059
Printing Fees	34,216
Professional Fees	25,287
Insurance and Other Expenses	13,808

Total Expenses	16,010,020
Less:
Waiver of Investment Advisory Fees*	(1,379,682)
Fees Paid Indirectly	(1,723)

Net Expenses	14,628,615

Net Investment Loss	(2,761,944)

Net Realized Gain on Investments	108,918,352
Net Change in Unrealized Appreciation on Investments	102,770,111

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	211,688,463

Net Increase in Net Assets Resulting from Operations	$208,926,519

*	See Note 5 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Operations:
Net Investment Loss	$(2,761,944)	$(1,862,155)
Net Realized Gain on Investments and Foreign Currency Transactions	108,918,352	75,273,271
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	102,770,111	504,813,360

Net Increase in Net Assets Resulting from Operations	208,926,519	578,224,476

Dividends and Distributions:
Net Investment Income
Institutional	—	(3,313,166)
Retail	—	—

Net Realized Gains
Institutional	(32,067,699)	—
Retail	(2,231,941)	—

Total Dividends and Distributions	(34,299,640)	(3,313,166)

Capital Share Transactions:(1)
Institutional Shares
Issued	702,838,848	632,587,264
Reinvestment of Distributions	22,840,242	2,176,350
Redeemed	(232,465,202)	(472,628,112)

Net Institutional Share Transactions	493,213,888	162,135,502

Retail Shares
Issued	29,682,227	47,075,000
Reinvestment of Distributions	1,888,900	—
Redeemed	(22,844,031)	(45,853,755)

Net Retail Share Transactions	8,727,096	1,221,245

Net Increase in Net Assets from Share Transactions	501,940,984	163,356,747

Total Increase in Net Assets	676,567,863	738,268,057

Net Assets:
Beginning of Period	2,512,894,191	1,774,626,134

End of Period (including accumulated net investment loss of $(8,133,942) and distributions in excess of net investment income of $(5,371,998))	$3,189,462,054	$2,512,894,191

Amounts designated as “—” are $0.

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Institutional Shares
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$17.46		$13.33	$11.86	$10.90	$9.32	$8.45

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		(0.01)	—	(0.04)	(0.04)	(0.05)
Net Realized and Unrealized Gain	1.45		4.17	1.47	1.00	1.62	0.92

Total from Operations	1.43		4.16	1.47	0.96	1.58	0.87

Distributions:
Net Investment Income	—		(0.03)	—	—	—	—
Net Realized Gain	(0.23)		—	—	—	—	—

Total Distributions	(0.23)		(0.03)	—	—	—	—

Net Asset Value, End of Period	$18.66		$17.46	$13.33	$11.86	$10.90	$9.32

Total Return†	8.28%		31.24%	12.39%	8.81%	16.95%	10.30%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,005,254		$2,348,570	$1,651,696	$1,230,687	$829,040	$881,970
Ratio of Expenses to Average Net Assets	1.00	%**	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10	%**	1.11%	1.13%	1.15%	1.14%	1.16%
Ratio of Net Investment Loss to Average Net Assets	(0.17	)%**	(0.06)%	0.01%	(0.37)%	(0.36)%	(0.56)%
Portfolio Turnover Rate	18	%***	40%	38%	39%	75%	38%

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Annualized

***	Not Annualized

(1)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	Retail Shares
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009
Net Asset Value, Beginning of Period	$17.13		$13.03	$11.61	$10.70	$9.15	$8.31

Income (Loss) from Operations:
Net Investment Loss(1)	(0.04)		(0.07)	(0.05)	(0.09)	(0.07)	(0.08)
Net Realized and Unrealized Gain	1.44		4.17	1.47	1.00	1.62	0.92

Total from Operations	1.40		4.10	1.42	0.91	1.55	0.84

Distributions:
Net Investment Income	—		—	—	—	—	—
Net Realized Gain	(0 .23)		—	—	—	—	—

Total Distributions	(0 .23)		—	—	—	—	—

Net Asset Value, End of Period	$18.30		$17.13	$13.03	$11.61	$10.70	$9.15

Total Return†	8.27%		31.47%	12.23%	8.50%	16.94%	10.11%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$184,208		$164,324	$122,930	$77,239	$94,010	$83,007
Ratio of Expenses to Average Net Assets	1.35	%**	1.41%	1.39%	1.40%	1.38%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.45	%**	1.53%	1.52%	1.55%	1.53%	1.51%
Ratio of Net Investment Loss to Average Net Assets	(0.49	)%**	(0.45)%	(0.37)%	(0.76)%	(0.74)%	(0.93)%
Portfolio Turnover Rate	18	%***	40%	38%	39%	75%	38%

†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	Annualized

***	Not Annualized
(1)	Calculated using average shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 funds. The financial statements herein are those of the Edgewood Growth Fund (the “Fund”) which offers two classes of shares: Institutional Shares and Retail Shares. The Fund is non-diversified and its investment objective is to provide long-term growth of capital. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2014, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2014, all of the Fund’s investments are Level 1. For details of the investment classification, reference the Schedule of Investments. For the six months ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2014, there were no Level 3 securities.

For the six months ended April 30, 2014, there have been no significant changes to the Fund’s fair value methodologies.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

As of and during the six months ended April 30, 2014, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2014, the Fund did not incur any interest or penalties.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by the Fund.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement.

From March 1, 2014 through and until February 28, 2018 the following asset based fees are payable to the Administrator:

Basis Points	Asset Base
10	$0—$250 million
9	$250—$500 million
8	$500—$1.3 billion
5	$1.3—$1.6 billion
4.5	$1.6—$2.0 billion
4.25	$2.0—$3.0 billion
3.5	in excess of $3 billion

From March 1, 2013 through and until February 28, 2014 the following asset based fees were payable to the Administrator:

Basis Points	Asset Base
10	$0—$250 million
9	$250—$500 million
8	$500—$1.3 billion
7.5	$1.3—$1.6 billion
4.5	$1.6—$2.0 billion
4.25	$2.0—$3.0 billion
3.5	in excess of $3 billion

The Fund has adopted the Distribution Plan (the “Plan”) for the Retail Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Retail Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Retail Shares, subject to the arrangement for provision of shareholder and administrative

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

services. For the six months ended April 30, 2014, the Fund’s Retail Shares incurred $87,933 of shareholder servicing fees, an effective rate of 0.10%.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2014, the Fund earned cash management credits of $1,723 which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory:

Under the terms of an investment advisory agreement, Edgewood Management LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Institutional Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding an amount equal to the management fees payable to the Adviser through February 28, 2015. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Retail Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) to an amount equal to the sum of the management fees, and, to the extent incurred, distribution (12b-1) fees and shareholder servicing fees, until February 28, 2015.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

6.	Share Transactions

	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013

Share Transactions:
Institutional Shares
Issued	37,691,453	41,406,304
Reinvested	1,285,326	160,261
Redeemed	(12,462,717)	(30,948,135)

Net Share Transactions	26,514,062	10,618,430

Retail Shares
Issued	1,620,297	3,167,148
Reinvested	108,308	—
Redeemed	(1,256,583)	(3,005,830)

Net Share Transactions	472,022	161,318

7.	Investment Transactions:

For the six months ended April 30, 2014, the Fund made purchases of $936,676,476 and sales of $500,441,871 of investment securities other than long-term U.S. Government and short-term securities. The Fund had no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

As of October 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-term Capital Gain	$34,230,002
Late-Year Loss Deferral	(5,371,998)
Unrealized Appreciation	859,145,390

Total Net Distributable Earnings	$888,003,394

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2013 through October 31, 2013 and specified losses realized on investment transactions from November 1, 2012 through October 31, 2013, that, in accordance with Federal income tax regulations, for the tax year ended October 31, 2013, the Fund elects to treat the qualified ordinary late year losses of $5,371,998 as arising in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future gains. As of October 31, 2013, the Fund had no capital loss carryforwards.

During the fiscal year ended October 31, 2013, the Fund utilized $39,971,144 in capital loss carryforwards to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2014 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,224,602,969	$1,024,364,888	$(44,027,959)	$980,336,929

9.	Concentration/Risks:

The Fund’s investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND
April 30, 2014

10.	Other:

At April 30, 2014, 39% of Institutional and 88% of Retail total shares outstanding were held by 3 record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways.

•

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (continued)

costs such as sales charges (loads), and redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/01/13	Ending Account Value 4/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Shares	$1,000.00	$1,082.80	1.00%	$5.16
Retail Shares	1,000.00	1,082.70	1.35%	6.97

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.84	1.00%	$5.01
Retail Shares	1,000.00	1,018.10	1.35%	6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 11, 2014 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance systems; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)

Representatives from the Adviser, along with other fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel and the resources of the Adviser. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment approach for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (continued)

securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Agreement was last renewed, as well as information regarding the Fund’s performance over other time periods including since its inception. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both

THE ADVISORS’ INNER CIRCLE FUND	EDGEWOOD
GROWTH FUND

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (concluded)

direct and indirect benefits accruing to the Adviser and its affiliates. The Trustees noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including expense limitation and fee waiver arrangements. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board was unable to conclude that economies of scale, if any, were not appropriately shared with the Fund.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Edgewood Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-791-4226

Investment Adviser:

Edgewood Management LLC

535 Madison Avenue 15th Floor

New York, New York 10022-4214

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

EMC-SA-001-0900

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 7, 2014

By (Signature and Title)	/s/ James F. Volk
James F. Volk Treasurer, Controller & CFO

Date: July 7, 2014